EXHIBIT 10.25
FORM OF STOCK OPTION AGREEMENT
(Director Option — 2004 Stock Incentive Plan)
     This STOCK OPTION AGREEMENT (this “AGREEMENT”) is made to be effective as of January 2, 2007 (the “GRANT DATE”), by and between AirNet Systems, Inc., an Ohio corporation (the “COMPANY”), and ___(the “OPTIONEE”).
WITNESSETH:
     WHEREAS, pursuant the provisions of Section 6.05[2] of the AirNet Systems, Inc. 2004 Stock Incentive Plan, as amended (the “PLAN”), each elected or appointed director of the COMPANY who is not a common law employee of the COMPANY or of one of its SUBSIDIARIES (an “ELIGIBLE DIRECTOR”) and who has served at least one full one-year term as an ELIGIBLE DIRECTOR is to automatically be granted a nonstatutory stock option to purchase 4,000 common shares, $0.01 par value (the “COMMON SHARES”), of the COMPANY, on the first business day of each fiscal year of the COMPANY; and
     WHEREAS, the first business day of the COMPANY’s fiscal year commencing on January 1, 2007 is January 2, 2007; and
     WHEREAS, the OPTIONEE qualifies as an ELIGIBLE DIRECTOR as of January 2, 2007;
     NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:
     1. Defined Terms. Terms which are in all capital letters and not otherwise defined in this AGREEMENT will have the same meanings as in the PLAN.
     2. Grant of OPTION. The COMPANY hereby grants to the OPTIONEE a nonstatutory stock option (the “OPTION”) to purchase 4,000 COMMON SHARES of the COMPANY. The OPTION is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “CODE”).
     3. Terms and Conditions of the OPTION.
          (A) Exercise Price. The EXERCISE PRICE to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION will be $2.91 per share, which was the closing price of the COMMON SHARES of the COMPANY as reported on the American Stock Exchange (“AMEX”) on the first trading date following the GRANT DATE since the GRANT DATE was not a trading day on AMEX. The OPTION may not be “repriced” (as defined under the rules adopted by the national securities exchange or other recognized market or quotation system upon or through which the COMPANY’s COMMON SHARES are then listed or traded) without the prior approval of the COMPANY’s shareholders.
          (B) Exercise of the OPTION. Except as otherwise provided in this AGREEMENT and the PLAN, the OPTION will vest and become exercisable as follows:
               (i) at any time on and after the GRANT DATE, as to 800 of the COMMON SHARES subject to the OPTION;
               (ii) at any time after the first anniversary of the GRANT DATE, as to an additional 800 of the COMMON SHARES subject to the OPTION, provided that the OPTIONEE is a director of the COMPANY on such anniversary date;
               (iii) at any time after the second anniversary of the GRANT DATE, as to an additional 800 of the COMMON SHARES subject to the OPTION, provided that the OPTIONEE is a director of the COMPANY on such anniversary date;

               (iv) at any time after the third anniversary of the GRANT DATE, as to an additional 800 of the COMMON SHARES subject to the OPTION, provided that the OPTIONEE is a director of the COMPANY on such anniversary date; and
               (v) at any time after the fourth anniversary of the GRANT DATE, as to an additional 800 of the COMMON SHARES subject to the OPTION, provided that the OPTIONEE is a director of the COMPANY on such anniversary date.
     Any exercise of the vested and exercisable portion of the OPTION may be made in whole or in part; however, no single purchase of COMMON SHARES upon exercise of the OPTION may be for fewer than the smaller of: (a) 100 COMMON SHARES or (b) the full number of COMMON SHARES as to which the OPTION is then vested and exercisable.
     Subject to the other provisions of this AGREEMENT, if the OPTION vests and becomes exercisable as to certain COMMON SHARES, the OPTION will remain vested and exercisable as to those COMMON SHARES until the date of expiration of the term of the OPTION.
     The grant of the OPTION does not confer upon the OPTIONEE any right to continue to serve as a director of the COMPANY.
          (C) OPTION Term. The OPTION will in no event be exercisable after the expiration of ten years from the GRANT DATE (i.e., after January 1, 2017).
          (D) Method of Exercise. The OPTION may be exercised by the OPTIONEE (or in the event of the OPTIONEE’s death, the OPTIONEE’s BENEFICIARY as determined pursuant to the provisions of the PLAN) giving written notice of exercise to the BOARD, in care of the Chief Financial Officer of the COMPANY, stating the number of COMMON SHARES subject to the OPTION in respect of which the OPTION is being exercised. Payment for all such COMMON SHARES must be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including check, bank draft or money order payable to the order of the COMPANY). Payment for such COMMON SHARES may also be made (i) by tender of COMMON SHARES already owned by the OPTIONEE for at least six months (either by actual delivery of the already-owned COMMON SHARES or by attestation) and having a fair market value (based on the closing sale price of the COMMON SHARES of the COMPANY as reported on AMEX or, if the COMMON SHARES are not traded on AMEX, “fair market value” as defined in the PLAN) on the date of tender equal to the EXERCISE PRICE or (ii) by a combination of the delivery of cash and the tender of already-owned COMMON SHARES. After payment in full for the COMMON SHARES purchased under the OPTION has been made, the COMPANY will take all such actions as are necessary to deliver an appropriate share certificate evidencing the COMMON SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.
     4. Adjustments upon Changes in the COMMON SHARES.
          (A) If, during the term of the OPTION, there is a dividend or split in respect of the COMMON SHARES, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change affecting the COMMON SHARES, the BOARD will appropriately adjust the number of COMMON SHARES subject to the OPTION as well as the EXERCISE PRICE and any other factors, limits or terms affecting the OPTION.
          (B) Notice of any adjustment made pursuant to this Section 4 will be given by the COMPANY to the OPTIONEE.
     5. Acceleration of OPTION upon Occurrence of Certain Events. If the COMPANY undergoes a merger or consolidation of the COMPANY or reclassification of the COMMON SHARES or exchange of the COMMON SHARES for the securities of another entity (other than a SUBSIDIARY) that has acquired the COMPANY’s assets or which is in control [as defined in CODE §368(c)] of an entity that has acquired the COMPANY’s assets and the terms of that plan or agreement are binding on all holders of COMMON SHARES (except to the extent that dissenting shareholders are entitled to relief under applicable law), then the unexercised portion of the OPTION (whether or not then vested and exercisable by its terms) will become immediately vested and exercisable in full and the OPTIONEE will receive, upon payment of the

EXERCISE PRICE, securities or cash, or both, equal to those the OPTIONEE would have been entitled to receive under the PLAN and this AGREEMENT if the OPTIONEE had already exercised the unexercised portion of the OPTION.
     6. Non-Assignability of OPTION. Unless otherwise permitted by the BOARD, the OPTION will not be transferable by the OPTIONEE except by will or by the laws of descent and distribution. During the lifetime of the OPTIONEE, the OPTION may only be exercised by the OPTIONEE or the OPTIONEE’s guardian or legal representative. If the BOARD permits the transfer of the OPTION, the OPTION will be transferable only to the extent permitted in Section 14.01 of the PLAN. In the event of the death of the OPTIONEE, the person or persons entitled to exercise the unexercised portion of the OPTION will be determined in accordance with the provisions of the PLAN.
     7. Exercise After Termination of Service as a Director of the COMPANY.
          (A) Upon the termination of the OPTIONEE’s service as a director of the COMPANY for any reason other than death, DISABILITY or RETIREMENT of the OPTIONEE or for CAUSE, the OPTION may be exercised (to the extent that the OPTION was vested and exercisable at the time of such termination of service) at any time within three months after the date upon which the OPTIONEE ceases to be a director of the COMPANY, subject to the expiration of the term of the OPTION.
          (B) If the OPTIONEE’s service as a director of the COMPANY is terminated because of the DISABILITY or RETIREMENT of the OPTIONEE, the unexercised portion of the OPTION (whether or not then exercisable by its terms) will immediately become vested and exercisable in full and the right of the OPTIONEE to exercise the OPTION will terminate upon the earlier to occur of the expiration of the term of the OPTION or 24 months after the date upon which the OPTIONEE ceases to be a director of the COMPANY.
          (C) If the OPTIONEE’s service as a director of the COMPANY is terminated because of the death of the OPTIONEE, the unexercised portion of the OPTION (whether or not then exercisable by its terms) will immediately become vested and exercisable in full and the right of the OPTIONEE’s BENEFICIARY to exercise the OPTION will terminate upon the earlier to occur of the expiration of the term of the OPTION or 24 months after the date of the OPTIONEE’s death.
          (D) If the OPTIONEE’s service as a director of the COMPANY is terminated for CAUSE, the OPTION will, to the extent not previously exercised, be immediately forfeited and expire.
     8. Limits on Exercisability of the OPTION; Forfeiture of Exercised Portion of the OPTION. The OPTIONEE will forfeit the unexercised portion of the OPTION, as well as all COMMON SHARES acquired through the exercise of the OPTION on the date of termination of service as a director of the COMPANY or within six months before and 24 months after such termination of service, if the OPTIONEE:
          (A) Without the BOARD’s written consent, which may be withheld for any reason or for no reason, serves (or agrees to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation, limited liability company, association or other entity or becomes the owner of a business or a member of a partnership, limited liability company, association or other entity that competes with any portion of the business of the COMPANY or any SUBSIDIARY with which the OPTIONEE has been involved at any time within five years before the OPTIONEE’s termination of service as a director of the COMPANY or renders any service (including, without limitation, business consulting) to entities that compete with any portion of the business of the COMPANY or any SUBSIDIARY with which the OPTIONEE has been involved anytime within five years before the OPTIONEE’s termination of service as a director of the COMPANY;
          (B) Refuses or fails to consult with, supply information to or otherwise cooperate with the COMPANY or any SUBSIDIARY after being requested to do so;
          (C) Deliberately engages in any action that the BOARD concludes has caused substantial harm to the interests of the COMPANY or any SUBSIDIARY;
          (D) Without the BOARD’s written consent, which may be withheld for any reason or for no reason, on the OPTIONEE’s own behalf or on behalf of any other person, partnership, limited liability company, association, corporation or other entity, solicits or in any manner attempts to influence or induce any employee of the COMPANY or any SUBSIDIARY to terminate such employee’s employment, or uses or discloses to any person, partnership, limited liability company, association, corporation or other entity any information obtained while the OPTIONEE served as a director of the COMPANY concerning the names and addresses of employees of the COMPANY or any SUBSIDIARY;
          (E) Without the BOARD’s written consent, which may be withheld for any reason or for no reason, discloses any confidential or proprietary information relating to the business affairs of the COMPANY or any SUBSIDIARY;
          (F) Fails to return all property (other than personal property) produced by, received by or otherwise submitted to the OPTIONEE in the course of the OPTIONEE’s service as a director of the COMPANY; or
          (G) Engages in conduct that the BOARD reasonably concludes would have given rise to termination of the OPTIONEE’s service as a director of the COMPANY for CAUSE if it had been discovered before the OPTIONEE terminated the OPTIONEE’s service as a director of the COMPANY.
     9. Buy Out of OPTION. At any time, the BOARD, in its sole discretion and without the consent of the OPTIONEE, may cancel any portion of the OPTION by providing to the OPTIONEE written notice (a “BUY OUT NOTICE”) of the COMPANY’s intention to exercise the right reserved in this Section 9. If a BUY OUT NOTICE is given, the COMPANY will pay to the OPTIONEE, in respect of each COMMON SHARE covered by the OPTION and subject to the BUY OUT NOTICE, the difference between (i) the fair market value of the COMMON SHARES (based on the closing sale price of the COMMON SHARES as reported on AMEX or if the COMMON SHARES are not traded on AMEX, “fair market value” as defined in the PLAN) on the date of the BUY OUT NOTICE and (ii) the EXERCISE PRICE. However, no payment will be made with respect to that portion of the OPTION which is not vested and exercisable on the date of the BUY OUT NOTICE. The COMPANY will complete any buy out made under this Section 9 as soon as administratively possible after the date of the BUY OUT NOTICE. At the BOARD’s option, payment of the buy out amount may be made in cash, in whole COMMON SHARES or partly in cash and partly in whole COMMON SHARES. The number of whole COMMON SHARES, if any, included in the buy out amount will be determined by dividing the amount of the payment to be made in COMMON SHARES by the fair market value of the COMMON SHARES (based on the closing sale price of the COMMON SHARES as reported on AMEX or if the COMMON SHARES are not traded on AMEX, “fair market value” as defined in the PLAN) on the date of the BUY OUT NOTICE.
     10. Restrictions on Transfers of COMMON SHARES. Anything contained in this AGREEMENT or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of COMMON SHARES upon any exercise of the OPTION until completion of any stock exchange listing or registration or other qualification of such COMMON SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the OPTIONEE when exercising the OPTION to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the COMMON SHARES in compliance with applicable law.
     COMMON SHARES issued and delivered upon exercise of the OPTION will be subject to such restrictions on trading, including appropriate legending of share certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable legal requirements.
     11. Rights of the OPTIONEE as a Shareholder. The OPTIONEE will have no rights as a shareholder of the COMPANY with respect to any COMMON SHARES of the COMPANY covered by the OPTION until the date of issuance of a share certificate to the OPTIONEE evidencing such COMMON SHARES.
     12. PLAN as Controlling. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this AGREEMENT will be deemed incorporated herein by reference. In the event that any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the PLAN will be deemed controlling. The OPTIONEE acknowledges receipt of a copy of the PLAN and of the prospectus related to the PLAN.
     13. Governing Law. To the extent not preempted by federal law, this AGREEMENT will be governed by and construed in accordance with the laws of the State of Ohio.

     14. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this AGREEMENT are cumulative and, except as expressly provided otherwise in this AGREEMENT, none will exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.
     15. Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.
     16. Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance is determined to be invalid or unenforceable, then such determination will not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions will remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision will have the meaning which renders it enforceable.
     17. Number and Gender. When used in this AGREEMENT, the number and gender of each pronoun will be construed to be such number and gender as the context, circumstances or its antecedent may require.
     18. Entire Agreement. This AGREEMENT, including the PLAN incorporated herein by reference, constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this AGREEMENT, and this AGREEMENT supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. No change, termination or attempted waiver of any of the provisions of this AGREEMENT will be binding upon either party to this AGREEMENT unless contained in a writing signed by the party to be charged.
     19. Successors and Assigns of the COMPANY. This AGREEMENT will inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.
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signatures on following page.)

     IN WITNESS WHEREOF, the COMPANY has caused this AGREEMENT to be executed by its duly authorized officer, and the OPTIONEE has executed this AGREEMENT, in each case effective as of the GRANT DATE.

COMPANY:

AIRNET SYSTEMS, INC.

By:	/s/ Gary W. Qualmann

Printed Name: Gary W. Qualmann

Title: Chief Financial Officer, Treasurer and Secretary

OPTIONEE:

Printed Name of OPTIONEE

Signature of OPTIONEE

Street Address

City	State	Zip Code

Telephone Number